The UBS Funds

Prospectus Supplement | July 20, 2020

Includes:

•  UBS US Dividend Ruler Fund

•  UBS US Quality Growth At Reasonable Price Fund

Dear Investor,

The purpose of this supplement is to update certain information in the Prospectus, dated July 8, 2020, for the above-listed series (the "Funds") of The UBS Funds.

The second paragraph under the heading "Disclosure of portfolio holdings" on page 32 of the Propsectus is deleted in its entirety and replaced by the following:

In addition, due to the recent launch of the Funds, the Funds will provide initial public disclosures of portfolio holdings on their Web Site at https://www.ubs.com/us/en/asset-management/individual-investors-and-financial-advisors/products/mutual_fund.html. Two days after the Funds' launch, each Fund will post a complete schedule of portfolio holdings as of the day following its launch date, and 30 calendar days after the month-end of the month in which the Fund is launched, the Fund will post a complete schedule of portfolio holdings as of such month end.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1067